================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ______________

                                  FORM 8-K/A-1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 22, 1996


                        COMMUNITY MEDICAL TRANSPORT, INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)


   Delaware                        0-24640                      13-3507464
---------------             ---------------------         ----------------------
(State or Other             (Commission File No.)              (IRS Employer
jurisdiction of                                           Identification Number)
incorporation)




45 Morris Street, Yonkers, New York                               10705
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code:     (914) 963-6666
                                                    ----------------------------

================================================================================

Item 7. Financial Statements, Pro-Forma Information and Exhibits

        (a)   Financial Statements of Elite Ambulance & Medical Coach, Inc.

              (i)  (A)  Report of Independent Auditors.

                   (B)  Balance Sheet as of December 31, 1995.

                   (C) Statement of Operations and Retained Earnings for the year ended December 31, 1995.

                   (D) Statement of Cash Flows for the year ended December 31, 1995.

                   (E)  Notes to the Financial Statements.

              (ii) (A)  Accountants Compilation Report

                   (B)  Balance Sheet as of June 30, 1996 (unaudited).

                   (C) Statement of Income and Retained Earnings for the six months ended June 30, 1996 (unaudited).

                   (D) Statement of Cash Flows for the six months ended June 30, 1996 (unaudited).

                   (E)  Notes to the Financial Statements

        (b)   Pro Forma Financial Statements of the Company

              (i)   Pro-Forma Consolidated Balance Sheet as of June 30, 1996.

              (ii) Pro-Forma Consolidated Statement of Income for the six months ended June 30, 1996.

              (iii) Pro-Forma Consolidated Statement of Income for the year ended December 31, 1996.

              (iv)  Notes to Pro-Forma Consolidated Financial Statements

        (c)   Exhibit


              (i) Asset Purchase Agreement, dated as of February 23, 1996, among the Company, Elite Ambulance & Medical Coach, Inc. and shareholders of Elite Ambulance & Medical Coach, Inc.*

              (ii) One Year Promissory Note, dated as of August 15, 1996, between the Company and Elite Ambulance & Medical Coach, Inc.*

              (iii) Consent of Giordano, Cohen, Shafman, Haimann & Co., P.A.


---------------
* Previously filed with this Current Report

                           FINANCIAL STATEMENT INDEX

(a)   Financial Statements of Elite Ambulance & Medical Coach, Inc.

      (i)  (A)  Report of Independent Auditors.                               4

           (B)  Balance Sheet as of December 31, 1995.                        5

           (C)  Statement of Operations and Retained Earnings for
                the year ended December 31, 1995.                             6

           (D)  Statement of Cash Flows for the year ended
                December 31, 1995.                                            7

           (E)  Notes to the Financial Statements.                            8

      (ii) (A)  Accountants Compilation Report                               11

           (B)  Balance Sheet as of June 30, 1996 (unaudited).               12

           (C)  Statement of Income and Retained Earnings for the
                six months ended June 30, 1996 (unaudited).                  13

           (D)  Statement of Cash Flows for the six months ended
                June 30, 1996 (unaudited).                                   14

           (E)  Notes to the Financial Statements                            15


(b)   Pro Forma Financial Statements of the Company

      (i)   Pro-Forma Consolidated Balance Sheet as of June 30, 1996.        16

      (ii)  Pro-Forma Consolidated Statement of Income for the six
            months ended June 30, 1996.                                      18

      (iii) Pro-Forma Consolidated Statement of Income for the year
            ended December 31, 1995.                                         19

      (iv)  Notes to the Pro-Forma Consolidated Financial Statements         20

            GIORDANO, COHEN, SHAFMAN, HAIMANN & CO., P.A. LETTERHEAD




                          Independent Auditors' Report



To the Board of Directors
Elite Ambulance and Medical Coach, Inc.
Orange, New Jersey


We have audited the accompanying balance sheet of Elite Ambulance and Medical Coach, Inc. as of December 31, 1995 and the related statement of operations and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Elite Ambulance and Medical Coach, Inc., as of December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Giordano, Cohen, Shafman, Haimann & Co., P.A.
--------------------------------------------------
Giordano, Cohen, Shafman, Haimann & Co., P.A.
Certified Public Accountants



Florham Park, New Jersey
February 20, 1996

                     Elite Ambulance and Medical Coach, Inc.
                                 Balance Sheet
                                December 31, 1995

                                     Assets
Current assets:
        Cash                                                 $    5,781
        Accounts receivable                                      88,275
        Prepaid expenses                                         52,193
        Other current assets                                      2,225
                                                                -------

               Total current assets                                                      $ 148,474

Property and equipment:
        Vehicles                                                199,648
        Office equipment                                         27,004
        Radios and medical equipment                             17,337
                                                               --------
                                                                243,989
        Less: Accumulated depreciation                           74,072
                                                               --------
                                                                                           169,917
Other asset - Organization costs,
        net of amortization of $548                                                             91
                                                                                          --------

Total assets                                                                             $ 318,482
                                                                                         =========

                      Liabilities and Stockholders' Equity

Current liabilities:
        Current portion of lease payable                       $  7,366
        Current portion of loans payable                         27,645
        Accounts payable                                         45,384
        Accrued expenses                                         62,447
        Accrued income taxes                                     35,400
                                                               --------

               Total current liabilities                                                 $ 178,242

Long term debt:
        Lease payable, net of current portion                                                6,579
        Loans payable, net of current portion                                                7,409
                                                                                          --------

Total liabilities                                                                          192,230

Stockholders' equity:
        Common stock - no par value; 2,500
          shares authorized; 300 shares
          issued and outstanding                                 15,000
        Retained earnings                                       111,252
                                                               --------
Total stockholders' equity                                                                 126,252
                                                                                          --------
Total liabilities and stockholders' equity                                               $ 318,482
                                                                                         =========

See independent auditors' report and notes to financial statements.

                     Elite Ambulance and Medical Coach, Inc.
                  Statement of Operations and Retained Earnings
                      For the Year Ended December 31, 1995

                                                  Amount            Percent
                                                  ------            -------
Sales                                          $ 2,917,518            100.0%

Cost of sales                                    1,838,873             63.1
                                               -----------            -----

Gross profit                                     1,078,645             36.9

General & administrative expenses                  812,277             27.9
                                               -----------            -----

Income from operations                             266,368              9.0

Other income (expenses):
        Interest expense                            (5,909)            (0.2)
        Gain (loss) on sale of assets               (6,648)            (0.2)
        Forgiveness of indebtedness                 13,500              0.5
        Other expense                              (14,119)            (0.5)
                                               -----------            -----
                                                   (13,176)             3.3
                                               -----------            -----

Income before income taxes                         253,192              8.6

Provision for income taxes:
        State                                       22,900              0.8
        Federal                                     73,300              2.5
                                               -----------            -----
                                                    96,200              3.3
                                               -----------            -----

Net income                                         156,992              5.3%
                                                                      =====

Retained earnings:
        Beginning of year                          (45,740)
                                               -----------
        End of year                            $   111,252
                                               ===========

      See independent auditors' report and notes to financial statements.

                     Elite Ambulance and Medical Coach, Inc.
                             Statement of Cash Flows
                      For the Year Ended December 31, 1995

Operating activities:
        Net income                                                   $ 156,992
        Adjustments to reconcile net income to net cash
          provided by operating activities:
               Depreciation and amortization                            47,362
               Loss on sale of assets                                    6,648
               Changes in operating assets and liabilities:
                   Increase in accounts receivable                      (6,292)
                   Increase in prepaid expenses and
                     other assets                                      (22,916)
                   Decrease in deferred tax asset                       35,800
                   Increase in accounts payable and accrued
                     expenses                                           37,735
                   Increase in accrued income taxes                     35,400
                                                                     ---------
        Net cash provided by operating activities                      290,729

Investing activities:
        Purchase of property and equipment                            (155,149)
                                                                     ---------
        Net cash used in investing activities                         (155,149)

Financing activities:
        Principle payments on long term debt                           (79,685)
        Principle payments on stockholder loans                        (20,000)
                                                                     ---------
        Net cash used in financing activities                          (99,685)
                                                                     ---------
Increase in cash                                                        35,895

Cash (overdraft) at beginning of year                                  (30,114)
                                                                     ---------

Cash at end of year                                                  $   5,781
                                                                     =========

See independent auditors' report and notes to financial statements.

                     Elite Ambulance and Medical Coach, Inc.
                          Notes to Financial Statements
                                December 31, 1995


Note 1 - Nature of Business:

         The Company incorporated on July 21, 1991 in New Jersey and is engaged in invalid transportation and ambulance services. The Company's office is located in Orange, New Jersey and services the surrounding areas. The services of the Company are paid for by Medicaid, Medicare, various insurance companies and private patients. In 1994 the new management provided greater emphasis of the business on invalid transportation.

Note 2 - Summary of Significant Accounting Policies:

         (A) Cash and cash equivalents - For purposes of reporting cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

         (B) Accounts receivable - The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

         (C) Property and equipment - Property and equipment is stated at cost. Depreciation is principally calculated ont he straight-line method over the estimated useful lives of individual assets.

              The following is a summary of lives used in computing depreciation expense:

              Description                               Useful life
              -----------                               -----------
              Vehicles                                  2 - 5 years
              Office equipment                              7 years
              Radios and medical equipment                  5 years

              The amortization expense on assets acquired under capital leases is included with depreciation expense on owned assets.

         (D) Income taxes - Deferred income taxes are provided for temporary differences arising from differences in recognizing revenues and related costs for financial statements and tax purposes. The Company has elected to account for these differences using the balance sheet method as prescribed by Statement of Financial Accounting Standards No. 109, whereby the related tax consequences are based on estimated tax to be incurred when these differences reverse.

                     Elite Ambulance and Medical Coach, Inc.
                          Notes to Financial Statements
                                December 31, 1995


Note 3 - Long Term Debt:

         Flemington National Bank and Trust Due March 14,
         1997, payable $2,517 monthly, including interest
         at 2% above the bank's prime rate, which was
         8.75% at December 31, 1995; secured by
         substantially all of the assets                    $ 35,054

         Less: current portion                                27,645
                                                            --------
                                                            $  7,409
                                                            ========

         Debt at December 31, 1995 is scheduled to mature as follows:

              1996                                          $ 27,645
              1997                                             7,409


Note 4 - Capitalized Lease Obligations:

         The Company leases a vehicle under a capitalized lease. The economic substance of the lease is that the Company is financing the acquisition of the asset through the lease. Accordingly, the Company has capitalized the vehicle in the amount of $22,000, less accumulated depreciation of $7,154.

         The following is a schedule of the future minimum payments acquired under the lease together with their present value as of December 31, 1995:

         Years ending December 31,
              1996                                          $  8,172
              1997                                             6,810
                                                            --------
              Total minimum lease payments                    14,982
              Less: amount representing interest               1,037
                                                            --------
              Present value of minimum lease payments       $ 13,945
                                                            ========

                     Elite Ambulance and Medical Coach, Inc.
                          Notes to Financial Statements
                                December 31, 1995


Note 5 - Income Taxes:

         The Company's effective tax rate differs from expected federal income tax rate as follows:

                                                                  % of
                                                                 Pretax
                                                   Amount        Income
                                                   ------        ------
         Tax at statutory rate                    $ 86,000        34.0%
         Surtax exemption                          (11,750)       (4.6)
         5% surcharge                                6,850         2.6
         State income tax, net of
           federal benefit                          15,100         6.0
                                                  --------        ----
                                                  $ 96,200        38.0
                                                  ========       =====


Note 6 - Commitments:

         The Company has a contract with ICC, Inc. to provide computerized sales and accounts receivable service. The agreement has a minimum charge of $850 per month through March 31, 1997.

         The Company leases a vehicle under an operating lease for $749 per month. The vehicle is then subleased to a related company. These transactions are offset.


Note 7 - Related Party Transactions:

         The Company leases its premises from a related party under an operating lease. The current lease expiring October 31, 1996 is for $5,000 per month. The total rent paid to the related party in 1995 was $110,000.


         The Company purchased used vehicles and rented vehicles from a related party. During 1995, $78,000 was paid to the party for the purchase of the vehicles and $26,000 was paid for rental.

         [LETTERHEAD OF GIORDANO, COHEN, SHAFMAN, HAIMANN & CO., P.A.]









To the Board of Directors
Elite Ambulance and Medical Coach, Inc.
Orange, New Jersey


We have compiled the accompanying balance sheet of Elite Ambulance and Medical Coach, Inc. as of June 30, 1996 and the related statement of income and retained earnings and statement of cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and accordingly, do not express an opinion or any other form of assurance on them.

Management has elected to omit substantially all of the footnote disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position and results of operations. Accordingly, these financial statements are not designed for those who are not informed about such matters.

Giordano, Cohen, Shafman, Haimann & Co., P.A.
Certified Public Accountants


Florham Park, New Jersey
July 22, 1996

                     Elite Ambulance and Medical Coach, Inc.
                                  Balance Sheet
                                  June 30, 1996

                                     Assets

Current assets:
        Cash                                                         $ 22,950
        Accounts receivable                                           101,351
        Prepaid expenses                                               28,260
        Other current assets                                            2,078
                                                                     --------

               Total current assets                                                 $ 154,639

Property and equipment:
        Vehicles                                                      205,848
        Office equipment                                               33,010
        Radios and medical equipment                                   17,337
                                                                     --------
                                                                      256,195

        Less: Accumulated depreciation                                123,056
                                                                     --------
                                                                                      133,139
Other asset - Organization costs,
        net of amortization of $614                                                        25
                                                                                    ---------

                Total assets                                                        $ 287,803
                                                                                    =========

                      Liabilities and Stockholders' Equity

Current liabilities:
        Current portion of lease payable                             $  7,366
        Loans payable                                                  21,524
        Accounts payable                                               52,810
        Accrued expenses                                               35,836
        Accrued income taxes                                           17,275
                                                                     --------

               Total current liabilities                                            $ 134,811

Long term debt:
        Lease payable, net of current portion                                           2,444
                                                                                    ---------

Total liabilities                                                                     137,255

Stockholders' equity:
        Common stock - no par value; 2,500
          shares authorized; 300 shares
          issued and outstanding                                       15,000
        Retained earnings                                             135,548
                                                                     --------
Total stockholders' equity                                                            150,548
                                                                                    ---------
Total liabilities and stockholders' equity                                          $ 287,803
                                                                                    =========

See accompanying accountants' compilation report.

                     Elite Ambulance and Medical Coach, Inc.
                    Statement of Income and Retained Earnings
                     For the Six Months Ended June 30, 1996

                                                      Amount                 Percent
                                                   -----------              --------
Sales                                              $ 1,396,315                100.0%

Cost of sales                                          905,795                 64.9
                                                    ----------               ------

Gross profit                                           490,520                 35.1

General & administrative expenses                      429,330                 30.7
                                                    ----------               ------

Income from operations                                  61,190                  4.4

Other income (expenses):
        Interest expense                                (3,535)                 (.3)
                                                    ----------                -----

Income before income taxes                              57,655                  4.1


Provision for income taxes:
        State                                            5,189                   .4
        Federal                                         28,170                  2.0
                                                    ----------                -----
                                                        33,359                  2.4
                                                    ----------                -----

Net Income                                              24,296                  1.7%
                                                                              =====

Retained earnings:
        Beginning of period                            111,252
                                                    ----------
        End of period                              $   135,548
                                                   ===========

See accompanying accountants' compilation report.

                     Elite Ambulance and Medical Coach, Inc.
                             Statement of Cash Flows
                     For the Six Months Ended June 30, 1996

Operating activities:
        Net income                                                                     $  24,296
        Adjustments to reconcile net income to net
          cash provided by operating activities:
               Depreciation and amortization                                              49,050
               Changes in operating assets
               and liabilities:
                 Increase in accounts receivable                                         (13,076)
                 Decrease in prepaid expenses and other assets                            24,080
                 Decrease in loans payable                                                (6,121)
                 Decrease in accounts payable and
                   accrued expenses                                                      (19,185)
                 Decrease in accrued income taxes                                        (18,125)
                                                                                      ----------
        Net cash provided by operating activities                                         40,919
                                                                                      ----------


Investing activities:
        Purchase of property and equipment                                               (12,206)
                                                                                      ----------
        Net cash used in investing activities                                            (12,206)
                                                                                      ----------


Financing activities:
        Principle payments on long term debt                                             (11,544)
                                                                                      ----------

        Net cash used in financing activities                                            (11,544)
                                                                                      ----------


Increase in cash                                                                          17,169

Cash at beginning of period                                                                5,781
                                                                                      ----------
Cash at end of period                                                                 $   22,950
                                                                                      ==========

See accompanying accountants' compilation report.

                     Elite Ambulance and Medical Coach, Inc.
                          Notes to Financial Statement
                                  June 30, 1996

Note 1 - Nature of Business:

         The Company incorporated on July 21, 1991 in New Jersey and is engaged in invalid transportation and ambulance services. The Company's office is located in Orange, New Jersey and services the surrounding areas. The services of the Company are paid for by Medicaid, Medicare, various insurance companies and private patients. In 1994 the new management provided greater emphasis of the business on invalid transportation.

Note 2 - Summary of Significant Accounting Policies:

         (A) Cash and cash equivalents - For purposes of reporting cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

         (B) Accounts receivable - The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

         (C) Property and equipment - Property and equipment is stated at cost. Depreciation is principally calculated on the straight-line method over the estimated useful lives of individual assets.

              The following is a summary of lives used in computing depreciation expense:

              Description                                    Useful life
              -----------                                    -----------
              Vehicles                                       2 - 5 years
              Office equipment                                   7 years
              Radios and medical equipment                       5 years

              The amortization expense on assets acquired under capital leases is included with depreciation expense on owned assets.

         (D) Income taxes - Deferred income taxes are provided for temporary differences arising from differences in recognizing revenues and related costs for financial statements and tax purposes. The Company has elected to account for these differences using the balance sheet method as prescribed by Statement of Financial Accounting Standards No. 109, whereby the related tax consequences are based on estimated tax to be incurred when these differences reverse.

See accompanying accountants' compilation report.

                        COMMUNITY MEDICAL TRANSPORT INC.,
           ELITE AMBULANCE AND MEDICAL COACH, INC. AND HUDVALCO., INC.
                      PRO-FORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1996

                                                                                                                   Pro-Forma
                                                Community Medical       Elite Ambulance    Hudvalco, Inc.        Elimination's
                                                  Transport, Inc.     Medical Coach, Inc.                       Elite Ambulance
CURRENT ASSETS:                                     Historical           Historical          Historical            See Note A
                                                --------------------------------------------------------------------------------
Cash                                               $   329,000             $ 22,950           $  135,954            ($ 22,950)
Short Term Investments                               3,560,000


Accounts Receivable - Net                            2,646,000              101,351            3,357,612             (101,351)
Due From Related Parties                                                                          18,736

Prepaid Expenses and Other Current Assets            1,209,000               30,338              155,543              (30,338)
                                                --------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                 7,744,000              154,639            3,667,845             (154,639)

Property & Equipment - Net                           1,948,000              133,139              981,508             (133,139)

Customer Lists - Net                                   783,000

Licenses _ Net                                         513,000
Intangible Assets - Net                                                                          267,521
other Assets                                         1,205,000                   25               19,856                  (25)
Goodwill - Net                                         686,000

Security Deposits                                                                                 14,237
                                                --------------------------------------------------------------------------------
  TOTAL ASSETS                                     $12,879,000             $287,803           $4,950,967            ($287,803)
                                                --------------------------------------------------------------------------------


                                                     Pro-Forma
                                                   Elimination's          Adjustments           Adjustments
                                                   Hudvalco, Inc.     From Elite Ambulance                               Total
                                                    See Note A      & Hudvalco, Inc. Ref                   Ref
                                                 -------------------------------------------------------------------------------
Cash                                                 ($135,954)            $12,000 (B-2)                                $341,000
Short Term Investments                                                  (3,000,000)(B-1)         $5,896,000(C)
                                                                        (3,059,529)(B-1)
                                                                          (379,788)(B-2)                               3,016,683
Accounts Receivable - Net                           (3,357,612)            101,000 (B-2)                               2,747,000
Due From Related Parties                               (18,736)

Prepaid Expenses and Other Current Assets             (155,543)             10,000 (B-2)                               1,219,000
                                                 -------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                (3,667,845)         (6,316,317)              5,896,000             7,323,683

Property & Equipment - Net                            (981,508)            150,000 (B-2)                               3,116,492
                                                                         1,018,492 (B-1)
Customer Lists - Net                                                       177,070 (B-2)                               2,953,906
                                                                         1,993,836 (B-1)
Licenses _ Net                                                                                                           513,000
Intangible Assets - Net                               (267,521)
other Assets                                           (19,856)                                                        1,205,000
Goodwill - Net                                                             359,506 (B-2)                               5,033,178
                                                                         3,987,672 (B-1)
Security Deposits                                      (14,237)                                                                0
                                                 -------------------------------------------------------------------------------
  TOTAL ASSETS                                     ($4,950,967)         $1,370,259              $5,896,000           $20,145,259
                                                 -------------------------------------------------------------------------------

See (A), (B-1),(B-2), (C) accompanying notes.

                        COMMUNITY MEDICAL TRANSPORT INC.,
           ELITE AMBULANCE AND MEDICAL COACH, INC. AND HUDVALCO., INC.
                      PRO-FORMA CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1996

                                                                                                                     Pro-Forma
                                             Community Medical        Elite Ambulance        Hudvalco, Inc.        Elimination's
                                               Transport, Inc.      Medical Coach, Inc.                           Elite Ambulance
CURRENT LIABILITIES:                            Historical              Historical             Historical            See Note A
                                             ------------------------------------------------------------------------------------
Loan Payable                                                              $ 21,524             $   61,685              ($ 21,524)
Accounts Payable and Accrued Expenses           $ 1,060,000                105,921                528,956               (105,921)
Accrued Payroll and Related Taxes                                                                 134,713
Current Portion - Long Term debt                  1,091,000                                       326,175
Current Portion - Capital Leases                      7,000                  7,366                 22,456                 (7,366)
Deferred Taxes                                    1,015,000                                       269,928
Payroll Tax Settlement                                                                            281,304
                                             ------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                         3,173,000                134,811              1,625,217               (134,811)
                                             ------------------------------------------------------------------------------------
LONG TERM DEBT:
Long Term Debt                                    2,225,000                                     1,002,884

Capital Lease Obilgations                                                    2,444                                        (2,444)
Due to Related Parties                                                                            183,971
                                             ------------------------------------------------------------------------------------
TOTAL LONG TERM DEBT                              2,225,000                  2,444              1,186,855                 (2,444)
                                             ------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY:
Preferred Stock
Common Stock                                          3,000                 15,000                  6,000                (15,000)
Capital in Excess of Par Value                    6,649,000
Retained Earnings                                   829,000                135,548              2,218,895               (135,548)
Note Receivable Shareholder                                                                       (86,000)

                                             ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                        7,481,000                150,548              2,138,895               (150,548)

  TOTAL  LIABILITIES
  AND STOCKHOLDERS'  EQUITY                     $12,879,000               $287,803             $4,950,967              ($287,803)
                                             ------------------------------------------------------------------------------------

                                                     Pro-Forma
                                                   Elimination's          Adjustments           Adjustments
                                                   Hudvalco, Inc.     From Elite Ambulance                             Total
                                                    See Note A          & Hudvalco, Inc.
                                                 -------------------------------------------------------------------------------
Loan Payable                                        ($61,685)              $50,000(B-2)                                 $50,000
Accounts Payable and Accrued Expenses               (528,956)                                                         1,060,000
Accrued Payroll and Related Taxes                   (134,713)                                                                 0
Current Portion - Long Term debt                    (326,175)              940,471(B-1)                               2,031,471
Current Portion - Capital Leases                     (22,456)                                                             7,000
Deferred Taxes                                      (269,928)                                                         1,015,000
Payroll Tax Settlement                              (281,304)                                                                 0
                                                 -------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                         (1,625,217)              990,471                       0            4,163,471
                                                 -------------------------------------------------------------------------------
LONG TERM DEBT:
Long Term Debt                                    (1,002,884)              379,788(B-2)                               2,604,788

Capital Lease Obilgations
Due to Related Parties                              (183,971)
                                                 -------------------------------------------------------------------------------
TOTAL LONG TERM DEBT                              (1,186,855)              379,788                                    2,604,788
                                                 -------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY:
Preferred Stock                                                                                  5,896,000(C)         5,896,000
Common Stock                                          (6,000)                                                             3,000
Capital in Excess of Par Value                                                                                        6,649,000
Retained Earnings                                 (2,218,895)                                                           829,000
Note Receivable Shareholder                           86,000

                                                 -------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                        (2,138,895)                                    5,896,000           13,377,000

  TOTAL  LIABILITIES
  AND STOCKHOLDERS'  EQUITY                      ($4,950,967)           $1,370,259              $5,896,000          $20,145,259
                                                 -------------------------------------------------------------------------------

See (A), (B-1),(B-2), (C) accompanying notes.

COMMUNITY MEDICAL TRANSPORT INC., ELITE AMBULANCE AND MEDICAL COACH, INC. , AND HUDVALCO, INC.
PRO-FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 1996
JUNE 30, 1996
( 000 OMITTED )

                                                                                            Elite           Hudvalco, Inc.
                                  Community Medical  Elite Ambulance     Hudvalco, Inc.   Pro-Forma          Pro-Forma
                                   Transport, Inc.   Medical Coach, Inc.                 Adjustments Ref   Adjustment Ref   Total
---------------------------------------------------------------------------------------------------------------------------------
Revenue - Net                        $5,504           $1,396              $4,293             $0                  $0       $11,193

OPERATING EXPENSES:
Salaries & Benefits                   2,204              643               2,193            (42)     (1)       (125)(1)     4,873
Fleet Maintenance & Supplies            434              119                 234            (12)     (1)                      775
Insurance                               447               84                 112            (21)     (1)                      622
Rent                                     78               15                  87            (25)     (1)                      155
Depreciation & Amortization             138               45                 213            (22)     (4)         39 (4)       413
Provision For Doubtful Accounts                                              151                                              151
                                   ----------------------------------------------------------------------------------------------

OPERATING EXPENSES                    3,301              906               2,990           (122)                (86)        6,989

GROSS PROFIT                          2,203              490               1,303            122                  86         4,204

Selling, General  and
Administration Expenses               1,524              429                 878                                            2,831
                                   ----------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS                  679               61                 425            122                  86         1,373

Interest Income
(Expenses) - Net                        (76)              (4)                (73)             0                  24 (2)      (129)
                                   ----------------------------------------------------------------------------------------------
INCOME BEFORE PROVISIONS
FOR INCOME TAXES                        603               57                 352            122                 110         1,244

Income Taxes - Historical               263               33                  93                                              389
Pro Forma Income Taxes                    0               (9)                 58             52      (3)         43 (3)       144
                                   ----------------------------------------------------------------------------------------------
TOTAL INCOME TAXES                      263               24                 151             52                  43           533

NET INCOME/PRO FORMA                    340               33                 201             70                  67           711
                                   ----------------------------------------------------------------------------------------------
PRO FORMA NET INCOME
PER SHARE                             $0.10                                                                                 $0.16
                                   ========                                                                              ========

Weighted Average Shares used in
 Pro Forma Computation                3,556                                                                         (5)     5,592
                                   ========                                                                              ========

See (1),(2),(3),(4), (5)  accompanying notes.

   COMMUNITY MEDICAL TRANSPORT INC., ELITE AMBULANCE AND MEDICAL COACH, INC. ,
                               AND HUDVALCO, INC.
                   PRO-FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                 ( 000 OMITTED )

                                                                                         Elite           Hudvalco, Inc.
                            Community Medical   Elite Ambulance     Hudvalco, Inc.     Pro-Forma           Pro-Forma
                             Transport, Inc.   Medical Coach, Inc.                   Adjustments Ref    Adjustments Ref     Total
---------------------------------------------------------------------------------------------------------------------------------
Revenue - Net                   $6,653              $2,916             $9,448                $0                 $0        $19,017

OPERATING EXPENSES:
Salaries & Benefits              2,571               1,269              5,774               (84)(1)           (250)(1)      9,280
Fleet Maintenance & Supplies       520                 246                508               (24)(1)                         1,250
Insurance                          536                 225                226               (41)(1)                           946
Rent                                87                  55                174               (50)(1)                           266
Depreciation & Amortization        217                  43                465                 6 (4)             39 (4)        770
                                -------------------------------------------------------------------------------------------------

OPERATING EXPENSES               3,931               1,838              7,147              (193)              (211)        12,512

GROSS PROFIT                     2,722               1,078              2,301               193                211          6,505

Selling, General  and
Administration Expenses          1,760                 812              1,413                                               3,985
                                -------------------------------------------------------------------------------------------------

INCOME FROM OPERATIONS             962                 266                888               193                211          2,520

Interest Income
(Expenses) - Net                    80                 (13)              (182)              (26)               (18)(2)       (159)
                                -------------------------------------------------------------------------------------------------

INCOME BEFORE PROVISIONS
FOR INCOME TAXES                 1,042                 253                706               167                193          2,361

Income Taxes - Historical          450                  96               (399)                0                  0            147
Pro Forma Income Taxes               0                  12                702                72 (3)             83 (3)        869
                                -------------------------------------------------------------------------------------------------

TOTAL INCOME TAXES                 450                 108                303                72                 83          1,016

NET INCOME/PRO FORMA               592                 145                403                95                110          1,345
                                -------------------------------------------------------------------------------------------------


PRO FORMA NET INCOME
PER SHARE                         $0.19                                                                                     $0.27
                                 ======                                                                                     ======

Weighted Average Shares used in
 Pro Forma Computation            3,145                                                                            (5)      5,582
                                  =====                                                                                     ======

See (1),(2),(3),(4), (5)  accompanying  notes.

                        Community Medical Transport, Inc.
              Notes to Pro-Forma Consolidated Financial Statements


Overview The Pro-Forma consolidated financial statements reflect the acquisitions of vehicles, intangibles, other assets and certain liabilities of the following two companies.


             1) Hudvalco, Inc. ("Hudvalco")  and Harvey H. McGeorge, Inc.
                ("HMM").

                On August 15, 1996, a wholly-owned subsidiary, Century Ambulance and Ambulette Inc., ("Century") of Community Medical Transport, Inc. (The "Company") completed the purchase from Hudvalco, Inc. ("Hudvalco") and Harvey H. McGeorge, Inc. ("HMM") of ambulances and certain other assets; including equipment and licenses of the New York State Department of Health to operate an ambulance business previously conducted by Hudvalco. The total consideration for the acquisition was $7,000,000, subject to certain adjustment, of which $3,000,000 was paid in cash, approximately $940,000 consisted of the assumption of debt and $3,059,529 consisted of a ninety-day (90) promissory note (the "Note").


             2) Elite Ambulance & Medical Coach, Inc. ("Elite")

                On August 22, 1996 a wholly owned subsidiary, E.M.C. Acquisitions Corp., ("E.M.C.") of the Company completed the purchase from Elite of ambulettes and certain other assets, including accounts receivable and a license to operate an ambulette service in the State of New Jersey. The Consideration for the acquisition was $759,576 of which half was paid in cash at the closing and the balance pursuant to a one year note (the "Note"). In connection with the acquisition, the Company assumed certain debts, including bank indebtedness of approximately $19,500.


                  The Pro-Forma consolidated financial information contained herein represents certain events that have not occurred. They are based on assumptions that may or may not be accurate and should not be relied upon as indicative of the actual results that may be obtained by the company in the future. No representation or warranty of any kind is given with respect to the accuracy of such Pro-Forma consolidated statements.

                        Community Medical Transport, Inc.
              Notes to Pro-Forma Consolidated Financial Statements
                       Balance Sheet as of June 30, 1996



Note A         Elimination
               The acquired companies historical balance sheets have been eliminated since the transactions were asset purchases.


Note B         Recording of Acquisitions

            1) Hudvalco was purchased for $7,000,000 which is allocated approximately to tangible assets of $1,018,492 and intangible assets consisting of goodwill of $3,987,672 and customer lists of $1,993,836. The purchase was funded through $3,000,000 of Company funds paid at closing and a purchase money note of $3,059,529 due to the former owners of the acquired company and the assumption of $940,471 of existing liabilities. The note has been assumed paid within four months from the closing.

            2) Elite was purchased for $759,576 which is allocated
               approximately to accounts receivable of $101,000, cash of $12,000, prepaid expense of $10,000, tangible assets of $150,000, intangible assets consisting of goodwill of $359,506, customer list of $177,070 and the assumption of certain liabilities estimated at $50,000. The purchase was funded through $379,788 of Company funds paid at closing and a purchase money note of $379,788 due to the former owners of the acquired company. No loan amortization has been assumed through the periods presented, however, applicable interest expense has been recorded on the Income Statement for December 31, 1995 and June 30, 1996.


Note C         Recording of the Balance Sheet
               The assumptions used to record the acquired companies balance sheets as of June 30, 1996 are follows:

               A) Balance sheet is recorded as if acquisition occurred on June 30, 1996 and was accounted for as a purchase.

               B) In July and August of 1996 the Company sold 3,437.5 shares of Series A Convertible Preferred Shares and 5,000 shares of Series B Convertible Preferred Shares for net proceeds of approximately $5,900,000. The sale of these shares has been given Pro-Forma effect to June 30, 1996. The preferred shares are convertible into shares of common stock at the lower of market value or $7.00 per share, and automatically convert on July 31, 1998.

                        Community Medical Transport, Inc.
              Notes to Pro-Forma Consolidated Financial Statements
                  Income Statement Year ended December 31, 1995
                     and The Six Months ended June 30, 1996



Note 1         Adjustments
               Certain expenses would be eliminated when the acquired companies are operated by the company. These expenses relate directly to the respective companies former owner's salary and various other incentives and benefits associated with their compensation and the elimination of other expenses which will overlap in the consolidation.


Note 2         Interest Expense and Interest Income
               Interest expense has been increased to reflect the debt incurred due to the acquisitions, net of a reduction related to liabilities that are not assumed and therefore, eliminated. The expense related to the money purchase note on Hudvalco's closing has a duration of four months for purposes of interest expense. The interest income recorded remains constant due to an increase in funds from sale preferred stock which is offset by acquisition outlays.


Note 3         Pro-Forma Income Taxes
               Pro-Forma income taxes have been estimated at forty three percent.


Note 4         Depreciation and Amortization
               Tangible assets has an estimated life of seven years. Depreciated is computed using the straight line method. Amortization of goodwill has been recorded over twenty-five. years straight line. Amortization of customer lists has been recorded over ten years straight line. The historical depreciation and amortization has been adjusted to reflect the change in basis recorded through the purchase.


Note 5         Earnings Per Share (EPS)
               EPS reflects the conversion of series A & B preferred stock, which are convertible at the lower of the market value or $7.00 per share. The outstanding shares used to calculate earnings per share assumes the preferred shares were converted using the ending market price on September 26, 1996 of $5.31.

               The Treasury Stock Method has been utilized in the calculation. Accordingly, Pro Forma Net Income has been increased by $186,000 in the six months ended June 30, 1996 for the reduction of interest expense that would occur when debt is reduced with the resulting excess proceeds from the assumed conversion of the Company's outstanding warrants, options and convertible preferred stock. Pro Forma Net Income has been increased by $174,000 in the year ended December 31, 1995 for the reduction of Interest Expense and the increase in Interest Income that would occur when debt is reduced and investing activities are increased with the resulting excess proceeds from the assumed conversion of the Company's outstanding warrants, options, and convertible preferred stock.

                                   SIGNATURES

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:            October 8, 1996            COMMUNITY MEDICAL TRANSPORT, INC.
                                                         (registrant)


                                            By: /s/ Donald Panos
                                               --------------------------------
                                               Donald Panos, Vice President

          [LETTERHEAD OF GIORDANO, COHEN, SHAFMAN, HAIMANN & CO., P.A.]


                        CONSENT OF INDEPENDENT AUDITORS

                We hereby consent to the incorporation by reference in the Registration Statement on Post Effective Amendment No. 3 to Form S-3 to Form SB-2 (File No. 33-80338) of our reports dated February 20, 1996 and July 22, 1996 relating to the financial statements of Elite Ambulance and Medical Coach, Inc. which appears in this current report on Form 8K/A-1 of Community Medical Transport, Inc.


/s/ Giordano, Cohen, Shafman, Haimann & Co., P.A.
-----------------------------------------------------------------
    Giordano, Cohen, Shafman, Haimann & Co., P.A.
    Certified Public Accountants


Florham Park, NJ
October 7, 1996